SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 20, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation

Item 3.02

Unregistered Sales of Equity Securities

On September 20, 2005, Markland Technologies, Inc. entered into an agreement with DKR Soundshore Oasis Holding Fund, Ltd. and DKR Soundshore Strategic Holding Fund, Ltd. (the “DKR entities”), the holders of Markland’s currently outstanding September 21, 2004 Secured 8% Convertible Notes (the “Notes”), to extend the maturity date of the Notes for ninety (90) days.  The Notes were due on September 21, 2005.  The Notes are now due on December 20, 2005.  As of September 20, 2005, the principal amount currently outstanding on these Notes is $2,523,750.

As consideration for the extension of the maturity date of the Note, Markland agreed to issue to the DKR entities secured convertible promissory notes identical in all respects to the Notes, but for the fact that the maturity date of such notes is January 20, 2006.  The form of the Notes was filed as Exhibit 99.4 to Markland’s Current Report on Form 8-K on September 23, 2004 (File No. 000-28863) (the “8-K”).  The original principal amount for the note to DKR Soundshore Oasis Holding Fund, Ltd. is $224,700 and the original principal amount for the note to DKR Soundshore Strategic Holding Fund, Ltd. is $52,675 (collectively, the “New Notes”).  The New Notes have all the rights and preferences of the Notes as set forth in the Securities Purchase Agreement, dated September 21, 2004, between Markland and the investors signatory thereto, which was filed as Exhibit 99.1 to the 8-K.  Markland also agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form SB-2 covering the resale of the shares of Markland common stock, $.0001 par value per share, issuable upon conversion of the New Notes (the “Underlying Stock”).  The Underlying Stock is deemed Registrable Securities as defined in the Registration Rights Agreement, dated September 21, 2004, between Markland and the investors signatory thereto, which was filed as Exhibit 99.3 to the 8-K, and afforded all the rights and obligations of Registrable Securities, provided, however, that the Filing Date (as defined in the aforementioned Registration Rights Agreement) of the registration statement on Form SB-2 covering the resale of the Underlying Stock shall be no later than October 17, 2005.

Markland also entered into a stock pledge agreement (the “Pledge Agreement”) with the DKR entities pursuant to which Markland pledged 3,000,000 shares of Technest Holdings, Inc. Common Stock currently owned by Markland to secure Markland’s obligations under the New Notes.  The Pledge Agreement is filed as Exhibit 10.3 hereto.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Description
10.1	Agreement between Markland Technologies, Inc. and DKR Soundshore Oasis Holding Fund, Ltd. dated September 20, 2005. Filed herewith.
10.2	Agreement between Markland Technologies, Inc. and DKR Soundshore Strategic Holding Fund, Ltd. dated September 20, 2005. Filed herewith.
10.3	Stock Pledge Agreement by and among Markland Technologies, Inc., DKR Soundshore Oasis Holding Fund, Ltd. and DKR Soundshore Strategic Holdings Fund, Ltd. dated September 20, 2005. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Robert Tarini

Robert Tarini

Chief Executive Officer

Date:  September 20, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement between Markland Technologies, Inc. and DKR Soundshore Oasis Holding Fund, Ltd. dated September 20, 2005. Filed herewith.
10.2	Agreement between Markland Technologies, Inc. and DKR Soundshore Strategic Holding Fund, Ltd. dated September 20, 2005. Filed herewith.
10.3	Stock Pledge Agreement by and among Markland Technologies, Inc., DKR Soundshore Oasis Holding Fund, Ltd. and DKR Soundshore Strategic Holdings Fund, Ltd. dated September 20, 2005. Filed herewith.

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